October 25, 1996
                         THE DREYFUS/LAUREL FUNDS TRUST--
                            DREYFUS SPECIAL GROWTH FUND
                             SUPPLEMENT TO PROSPECTUS
                                DATED MAY 1, 1996
        At a meeting of the Board of Trustees of The Dreyfus/Laurel Funds
Trust (the "Trust") held on October 24, 1996, the Board approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Plan") between the Trust, on behalf of Dreyfus Special Growth Fund (the "Acquired Fund"), and the Dreyfus Growth and Value Funds, Inc., on behalf of Dreyfus Aggressive Growth Fund (the "Acquiring Fund"), a fund with an investment objective substantially similar to that of the Acquired Fund. The Plan provides for the transfer of assets of the Acquired Fund to the Acquiring Fund, in a tax free exchange for shares of common stock of the Acquiring Fund and the assumption by the Acquiring Fund of stated liabilities of the Acquired Fund, the distribution of shares of the Acquiring Fund to Acquired Fund shareholders and the subsequent termination of the Acquired Fund (the "Reorganization").
        It is currently contemplated that shareholders of the Acquired Fund, and of each Class of the Acquired Fund, will be asked to approve the Plan at a special meeting of shareholders to be held on February 19, 1997. If the Plan is approved, the Reorganization will become effective on or about March 12, 1997. A Proxy Statement/Prospectus with respect to the proposed Reorganization will be mailed to Acquired Fund shareholders prior to the meeting. The Proxy Statement/Prospectus will describe the Acquiring Fund and other matters.
        THE FOLLOWING INFORMATION REPLACES AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "HOW TO BUY FUND SHARES."

                         (CONTINUED ON REVERSE SIDE)

        The DDA number for payment transmitted by wire to Boston Safe Deposit and Trust Company for purchase of Investor or Class R shares of the Fund in your name is as follows:
                                  DDA# 044210
The wire must indicate which Class of shares is being purchased and must include the other required information with respect to wire payments set forth under "How to Buy Fund Shares" in the Fund's Prospectus.
                                                                    322s102596